SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Opportunity Fund Inc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SALOMON BROTHERS OPPORTUNITY FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

September     , 2005

Dear Shareholder:

A special meeting of the Salomon Brothers Opportunity Fund Inc will be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, on Friday, October 21, 2005, at 4:00 p.m. (New York time), to vote on the proposals listed in the enclosed proxy statement.

Citigroup Inc., the parent company of the Fund’s investment adviser, Salomon Brothers Asset Management Inc, has entered into an agreement to sell substantially all of its worldwide asset management business, including the Fund’s investment adviser, to Legg Mason, Inc. The sale will cause the Fund’s current management agreement to terminate. In order for the management of the Fund to continue uninterrupted after the sale, we are asking the shareholders of the Fund to approve a new management agreement for the Fund. The Fund’s total fees for advisory and administrative services will remain the same under its new management agreement.

You will also be asked to elect Directors of the Fund.

The Directors responsible for the Fund recommend that you vote FOR each of these proposals.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by completing, signing and dating the enclosed white proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on these matters is important.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-718-0017.

Sincerely,

[GRAPHIC APPEARS HERE]

Rosalind A. Kochman

Chairperson

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

1.	Approve a new management agreement for the Fund with the Fund’s current investment adviser. This new management agreement will take effect when the Fund’s current investment adviser becomes a subsidiary of Legg Mason, Inc.; and

2.	Elect a Board of Directors for the Fund.

Q.	Why am I being asked to vote on a new management agreement?

A.	Citigroup Inc. is the parent company of the Fund’s investment adviser. Citigroup has entered into an agreement to sell its asset management business, Citigroup Asset Management, which includes the Fund’s investment adviser, to Legg Mason, Inc. The sale will cause the Fund’s current management agreement to terminate. The sale will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the funds managed by Citigroup affiliates approve new management agreements. The Fund’s Board of Directors has approved, and recommends that you approve, the new management agreement.

Q.	What prompted the sale of Citigroup Asset Management to Legg Mason?

A.	Citigroup advised that after careful review, it has determined that its emphasis should continue to be on expanding access to investment products through various distribution channels rather than focusing on managing proprietary and third party investment products.

Q.	How will the sale of Citigroup Asset Management potentially benefit me?

A.	The combination of Legg Mason and Citigroup Asset Management will create one of the world’s largest asset management organizations representing over $800 billion in assets under management. Following the transaction, Citigroup Asset Management will be part of an organization focused on the asset management business, but will still have the opportunity to continue its strong working partnership with the Citigroup businesses and will also have new opportunities to grow.

Q.	How does the proposed new management agreement differ from the Fund’s current agreement?

A.	The proposed new management agreement is substantially similar to the Fund’s current management agreement. The Proxy Statement describes differences between the Fund’s current management agreement and the proposed new management agreement.

Q.	Will the Fund’s total fees for advisory and administrative services increase?

A.	No. The total fees for advisory and administrative services will remain the same.

Q.	Will there be an adviser change?

A.	Immediately following the sale of Citigroup Asset Management to Legg Mason, the adviser that currently manages the Fund will continue to manage the Fund. Legg Mason has advised the Fund Board members that, in the future, it may recommend that a Legg Mason subsidiary be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements.

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Q.	How do the Board members suggest I vote in connection with the new management agreement?

A.	After careful consideration, the Board of your Fund unanimously recommends that you vote FOR the approval of the new management agreement.

Q.	How do the Board members suggest that I vote in connection with the election of Board members?

A.	The Board of the Fund also unanimously recommends that you vote FOR the nominees for the Board.

Q.	Will my vote make a difference?

A.	Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy?

A.	No, all costs will be borne by Citigroup and Legg Mason whether or not the proposals are successful.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-718-0017.

Q.	How do I vote my shares?

A.	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing the enclosed white proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

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SALOMON BROTHERS OPPORTUNITY FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

Notice of Special Meeting of Shareholders

To be held October 21, 2005

A special meeting of the shareholders of the Fund will be held at American Conference Centers, 780 Third Avenue, New York, New York 10017, at 4:00 p.m. (New York time) on Friday, October 21, 2005, for the following purposes:

ITEM 1.	To approve a new Management Agreement for the Fund.

ITEM 2.	To elect Directors of the Fund.

ITEM 3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Fund Directors recommend that you vote FOR all items.

Shareholders of record on August 22, 2005 are entitled to vote at the meeting and at any adjournments thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

September     , 2005

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Preliminary Draft

SALOMON BROTHERS OPPORTUNITY FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” and each Director, a “Board Member” and collectively, the “Board Members”) of the Salomon Brothers Opportunity Fund Inc (the “Fund”) of proxies to be voted at the special meeting of shareholders of the Fund to be held at 4:00 p.m. (New York time) on Friday, October 21, 2005 at American Conference Centers, 780 Third Avenue, New York, New York 10017 (the “Meeting”), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about September     , 2005.

The Fund is organized as a Maryland corporation and is a registered investment company.

Shareholders of record at the close of business on August 22, 2005 are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share held.

On August 22, 2005, the Fund had 2,688,289 shares outstanding. On August 22, 2005 the net assets of the Fund were $136,475,798.

The Fund is named on the white proxy card included with this Proxy Statement. If you own shares of Citigroup Asset Management funds other than the Fund as of August 22, 2005, you should receive additional proxy material and white proxy cards for each fund you own. Please complete EACH white proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH fund you own.

All properly executed proxies received prior to the Fund’s Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR approval of the new management agreement and FOR the election of the nominees as listed in this Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004, or by calling toll free at 1-800-725-6666.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Meeting. For the Fund, a majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms, including Citigroup Global Markets Inc. (“CGMI”) and other Citigroup Inc. (“Citigroup”) affiliates, holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the new management agreement in Item 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the Fund’s distributor, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Items 1 and 2. Some service agents are affiliates of Citigroup and, therefore, have an interest in the outcome of the voting on the new management agreement in Item 1, and stand to benefit if this proposal is approved. For example, if shareholders of the Fund fail to approve the new management agreement, the transaction involving Citigroup, which is described below under the heading “Description of the Transaction,” may not be consummated or the payments to Citigroup in connection with the transaction may be reduced. With respect to any shares for which a Citigroup-affiliated service agent (other than a broker-dealer) is the holder of record and for which it does not receive voting instructions from its customers, such service agent intends to vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the Fund’s distributor, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal. Some service agents are affiliates of Citigroup and, like the Citigroup broker-dealer affiliates, they have an interest in the voting on Item 1. With respect to any shares for which it is the holder of record and for which it does not receive voting instructions from its customers, a service agent, including a Citigroup-affiliated service agent, intends to vote those shares in the same proportion as the votes received from its customers for which instructions have been received.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Approval of Item 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Each nominee named in Item 2 must be elected by a plurality of the votes cast at the Meeting by the shareholders of the Fund.

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST Item 1. Abstentions and broker non-votes will have no effect on the vote on Item 2.

Properly executed white proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Properly executed white proxy cards that do not give specific direction with respect to specific proposals will be voted FOR Items 1 and 2 and in the best judgment of the named proxies as to any other matters.

ITEM 1—TO APPROVE A NEW MANAGEMENT AGREEMENT

At the Meeting, you will be asked to approve a new management agreement between the Fund and the investment adviser (the “New Management Agreement”). A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the management contract currently in effect for the Fund (the “Current Management Agreement”) are included below. A more detailed comparison is included in Appendix A. The form of the New Management Agreement is attached hereto as Appendix B.

Salomon Brothers Asset Management Inc (“SBAM” or the “Adviser”) currently provides investment advisory services to the Fund. The Adviser is responsible for the Fund’s overall investment strategy and its implementation. The date of the Fund’s Current Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix C.

The Board Members are proposing a New Management Agreement for the Fund because the Current Management Agreement will terminate when the Adviser’s parent company, Citigroup, sells its interest in the Adviser to Legg Mason, Inc. (“Legg Mason”). This transaction is discussed in more detail below. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction discussed below will constitute a sale of a controlling block of voting securities of the Adviser that will result in the automatic termination of the Current Management Agreement.

Description of the Transaction

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, the Adviser to the Fund will become a wholly owned subsidiary of Legg Mason.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with CAM following the consummation of the Transaction and (3) conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected to take place during the fourth quarter of 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which, approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

In anticipation of the Transaction, the Fund’s Board Members had discussions on July 11, 2005 and met on August 29, 2005 for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Adviser. The 1940 Act requires that the New Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the August Board meeting, and for the reasons discussed below (see “Board Considerations” below), the Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the

“Independent Board Members”), unanimously approved the New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of the Fund do not approve the New Management Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

It is anticipated that the name of the Fund and the Adviser will remain the same immediately following the closing of the Transaction, but will eventually change. Upon closing of the Transaction, Legg Mason will have a license which will permit the Fund and the Adviser to continue using their current names for up to twelve months following the closing.

Section 15(f) of the 1940 Act

Citigroup is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take, and have informed the Board that they will not take, any action that is not contemplated by the Transaction, or fail to take any action, that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

The New Management Agreement

As noted above, under the requirements of the 1940 Act, the Fund is required to enter into a new advisory agreement as a result of the Transaction. The Current Management Agreement pursuant to which the Fund currently receives investment advisory services differs in many cases from the management agreements used by other funds in the CAM fund complex. CAM management has proposed that the Fund and the other funds in the CAM fund complex use this opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements.

The fees payable to the Adviser under the New Management Agreement will be the same as the aggregate fees currently payable to the Adviser by the Fund for investment management and fund administration services. In addition, the Adviser has assured the Board that it will continue to provide the same level of advisory and administrative services to the Fund under the New Management Agreement as provided under the Current Management Agreement. CAM has assured the Board that the nature and scope of services provided under the Current Management Agreement will continue undiminished under the New Management Agreement.

The New Management Agreement reflects, consistent with recent regulatory initiatives, an increased role for the Fund’s Board particularly in areas where the Adviser may have a conflict of interest in providing services to the Fund. For example, in recent years the Securities and Exchange Commission (the “SEC”) has focused on proxy voting by investment companies, adopting new disclosure and reporting requirements, and focusing on the duty of an investment adviser to vote proxies in the best interests of a fund and its shareholders. The New Management Agreement requires the Adviser to exercise voting and other rights pertaining to the Fund’s portfolio securities subject to such direction as the Fund’s Board may provide. Also, in recent years there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund’s adviser in selecting brokers to execute a fund’s trades, in particular where the adviser may benefit directly, such as in the use of “soft dollars” (as described below). The New Management Agreement, while permitting the Adviser to select brokers for the Fund and to utilize soft dollars as now permitted under applicable law, permits the Fund’s Board to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to the Adviser in the New Management Agreement.

Comparison of the Current Management Agreement to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreement and a general comparison with the terms of the Current Management Agreement. A copy of the form of New Management Agreement is included in this Proxy Statement as Appendix B and you should refer to Appendix B for the complete terms of the New Management Agreement. A more detailed examination of the material differences between the New Management Agreement and the Current Management Agreement is set forth on Appendix A, and you should refer to Appendix A to determine how the New Management Agreement may differ in any material respect from the Fund’s Current Management Agreement.

Fees. There is no change in the fees payable by the Fund to the Adviser for investment management and fund administration services under the New Management Agreement. As in the Current Management Agreement, the New Management Agreement addresses the provision of both investment management and administrative services to the Fund, and the fees payable under the Agreement therefore include the fees for both investment management and administrative services. The current fee schedule for management services and administrative services for the Fund is set forth in Appendix C.

Investment Management Services. The New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser will regularly provide the Fund with investment research, advice, management and supervision; will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions; will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Adviser. The Current Management Agreement contains similar provisions.

As noted above, under the Fund’s New Management Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, brokers or dealers may be selected by the Adviser who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) (the “1934 Act”) to the funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars”. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund that is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreement does not address the selection of brokers or dealers at all.

The New Management Agreement further provides that the Adviser will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and will perform such other functions of investment management and supervision as may be directed by the Board. Except as described in Appendix A, the Current Management Agreement does not have similar provisions. The Current Management Agreement does not require or otherwise mention proxy voting on behalf of the Fund. The Current Management Agreement does not give specific authority to the Board of the Fund to provide direction to the Adviser with respect to proxy voting.

Fund Administration Services. The New Management Agreement provides that the Adviser will also perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Adviser is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, the New Management Agreement requires the Adviser to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The New Management Agreement also requires the Adviser to provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund and to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund to serve in the capacities in which they are elected.

Under the Fund’s Current Management Agreement, as in the New Management Agreement, administrative services are included with investment management services in one agreement. The Adviser has provided assurances to the Board that it will provide at least the same level of services under the Fund’s New Management Agreement as are currently provided under the Current Management Agreement.

Payment of Expenses. The New Management Agreement requires the Adviser to bear all expenses, and to furnish all necessary services, facilities and personnel in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, the Adviser is not responsible for the Fund’s expenses as described more fully on Appendix A. The Current Management Agreement also requires that the Adviser bear all expenses in connection with the performance of its services under the Agreement.

Conflicts of Interest. As noted above, the New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. In addition to those provisions discussed above, the New Management Agreement provides that the Adviser may not deal with itself, or with members of the Fund’s Board or the principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Adviser purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted under the 1940 Act, the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Management Agreement specifically provides that personnel of the Adviser, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Adviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

The Fund’s Current Management Agreement is silent with respect to the treatment of these potential conflicts.

Limitation on Liability. Under the New Management Agreement, the Adviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and the Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The Adviser is not protected however, for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Adviser who may provide services to the Fund as contemplated by the New Management Agreement.

Except as described in Appendix A, the Current Management Agreement contains similar provisions that limit the liability of the Adviser to the Fund, except for liability for willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreement, however, does not specifically mention losses arising out of any act or omission in the execution of securities transaction for the Fund. The Current Management Agreement also requires the Adviser to exercise its best judgment in rendering services under the Agreement, but, unlike the New Management Agreement, does not also specifically require the Adviser to act in good faith. The Adviser has informed the Board that the same standard of care applicable under the Current Management Agreement is intended to apply under the New Management Agreement, as well. These differences are more fully described in Appendix A.

Term and Continuance. If approved by shareholders of the Fund, the New Management Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Management Agreement. The Current Management Agreement has similar provisions for its term and continuance, although the initial term has elapsed.

Termination. The New Management Agreement for the Fund provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than 60 days’ and not less than 30 days’ written notice to the Adviser or by the Adviser upon not less than 90 days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Both the Current Management Agreement and the New Management Agreement will terminate automatically in the event of their “assignment” (as defined in the 1940 Act). Except as described in Appendix A, the Current Management Agreement contains similar termination provisions.

Board Considerations

At a meeting held on August 29, 2005, the Board of the Fund, including the Independent Board Members, unanimously approved the New Management Agreement between the Fund and its Adviser.

To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August 29 meeting. In addition, the Independent Board Members consulted with their counsel on various occasions on, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 29, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meeting.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Board Members met in executive session with counsel to the Independent Board Members consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its affiliates are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of Legg Mason subsidiaries; and (b) in the future, it may recommend that a Legg Mason subsidiary be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Adviser, including compliance services;

(iv) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(v) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(vi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriter;

(vii) the fact that the Fund’s advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(viii) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement (see “Comparison of the Current Management Agreement to the New Management Agreement” above and in Appendix A), and the benefits of a single, uniform form of agreement covering these services;

(ix) that also on August 29, 2005, the Board had performed a full annual review of the Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the funds in the CAM fund complex grow, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(x) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their consideration at the same meeting of the continuation of the Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreement, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of the Adviser to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Fund’s operations. The Board Members considered Legg Mason’s advice that it may wish to combine certain CAM operations with those of Legg Mason subsidiaries. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend to the Board that a Legg Mason subsidiary be appointed as the adviser or subadviser to the Fund, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriter, the Fund would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that it is expected that there will be some changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreement and the profitability to the Adviser of its relationship with the Fund, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for management services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the Fund, but that they had been satisfied in their review earlier in the meeting of the Current Management Agreement that the Adviser’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with the Fund was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or the implementation of fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreement, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreement. Based on their review of the materials provided, including materials received in connection with their approval of the continuance of the Current Management Agreement earlier in the meeting, and their discussions with CAM management and Legg Mason, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their prior determination at the meeting to continue the Current Management Agreement, the Board Members had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with that review of the Current Management Agreement, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing the Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no fee reductions were necessary at this time. Based upon the Fund’s recent experience in asset growth and prospects in the foreseeable future the Board determined that no breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for the Fund was satisfactory. The Board noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Information About the Adviser

The Adviser is a registered investment adviser and is an indirect wholly owned subsidiary of Citigroup. The Adviser is a Delaware corporation that is wholly owned by Citigroup Financial Products Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. The Adviser and Smith Barney Fund Management LLC (“SBFM”), an affiliate of the Adviser, provide administrative services to the Fund. These administrative services are provided under the Fund’s Current Management Agreement or under a separate sub-administration agreement between the Adviser and SBFM covering the provision of administrative services. The address of Citigroup, the Adviser and SBFM is 399 Park Avenue, New York, New York 10022.

CGMI currently serves as the distributor for the Fund. CGMI is located at 388 Greenwich Street, New York, New York 10013. CGMI is an affiliate of Citigroup. After the closing of the Transaction, it is contemplated that an affiliate of Legg Mason will, subject to board approval, become the primary distributor of the Fund and that CGMI will either remain as distributor of the Fund or will become a selling dealer. In either case the Citigroup affiliates that are involved in distribution of the Fund’s shares will be compensated for their services.

The table set forth in Appendix D show amounts paid to affiliates of the Adviser during the Fund’s most recently completed fiscal year for the services noted in the Appendix. There were no other material payments by the Fund to the Adviser or any of their affiliates during that period.

The Fund paid no brokerage commissions to Legg Mason and its affiliated brokers during the Fund’s most recently completed fiscal year. There were no other material payments by the Fund to Legg Mason or its affiliates during that period.

The name, address and principal occupation of the directors and principal executive officers of the Adviser are as set forth in Appendix E.

The Adviser provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Fund. The table set forth in Appendix F lists other funds advised by the Adviser with similar investment objectives, the net assets of those funds, and the management fees the Adviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

To become effective with respect to the Fund, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The New Management Agreement was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

The Board of the Fund recommends that shareholders of the Fund vote FOR the approval of the New Management Agreement.

ITEM 2—TO ELECT BOARD MEMBERS

The purpose of this proposal is to elect Board Members of the Fund.

It is intended that the enclosed proxy card will be voted FOR all nominees (each a “Nominee” and, collectively, the “Nominees”) for the Board unless the white proxy card contains specific instructions to the contrary.

You are being asked to re-elect three of the current Board Members of the Fund and to elect two new Board Members. If, before the election, any Nominee refuses or is unable to serve, proxies will be voted for a replacement Nominee designated by the current Board Members.

Each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Information about the Nominees for the Board is set forth below. Each Nominee has consented to serve on the Board if elected by shareholders. The number of Nominees for the Board equals the number of Board Members fixed by the Board for the time being. Each Nominee has been nominated by the Nominating Committee.

Nominees

The Nominees for the Board, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund complex the Nominees oversee, and other board memberships of public companies they hold are set forth below. The address for each Nominee is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

An asterisk in the table below identifies that Irving Brilliant is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his ownership of Citigroup securities.

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Non-interested Board Member/Nominee:
Barry Handel, CPA Birth Year: 1951	Nominee	N/A	Partner, Falk& Hande LLP (accounting firm)	N/A	None

Rosalind A. Kochman Birth Year: 1937	Director Chairperson	Since 1990 Since 2005	Health care consultant and retired attorney; prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mobil, MDs	1	None

William Morris, Jr., CPA Birth Year: 1948	Nominee	N/A	President, William Morris & Associates P.C. (accounting firm) (since 2001); formerly, President, Reese & Morris P.A. (accounting firm) (1980-2001)	N/A	None

Irving Sonnenschein Birth Year: 1920	Director	Since 1994	Partner in the law firm of Sonnenschein, Sherman & Deutsch	1	None

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Board Memberships Held by Nominee During Past Five Years
Interested Director/Nominee:
Irving Brilliant* Birth Year: 1918	Director	Since 1978	Retired; prior to April 2003, Director of SBAM and CGMI and Portfolio Manager of the Fund	1	None

Mr. Alexander Gaguine has served as a Director of the Fund since 1997 and is the Chief Operating Officer and President of Appleton Foundation. Mr. Gaguine, a Director since 1997, only oversees this Fund in the Fund Complex and does not hold other public board memberships. He is not standing for reelection.

Board Meetings

During its most recent fiscal year the Fund Board met seven times. Each Board Member of the Fund, other than Mr. Brilliant, attended more than 75% of the aggregate number of Board and committee meetings on which the Board Member served.

Compensation

Information regarding compensation paid to the Board Members with respect to the Fund for the fiscal year ended August 31, 2005 is set forth below. The Board Members are paid a retainer of $5,000 for each calendar year, and receive $1,000 for each in person meeting and $700 for each telephonic meeting attended. Board Members are also reimbursed for out-of pocket expenses relating to attendance at such meetings. The Fund paid no remuneration during the fiscal year ended August 31, 2005 to officers of the Fund.

Compensation Table(1)

	Irving Brilliant	B. Alexander Gaguine(2)	Rosalind A. Kochman(2)	Irving Sonnenschein(2)
Salomon Brothers Opportunity Fund Inc	$3,250	$5,000	$5,250	$5,250

Total Compensation from Fund Complex(3)	$3,250	$5,000	$5,250	$5,250

Number of Funds in Fund Complex Served by Board Member(3)	1	1	1	1

(1)	Prior to August 29, 2005, Board Members not affiliated with the Adviser received a fee of $500 for each meeting of the Board and committee meetings attended and were reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Board Members did not receive a per annum fee for their services as Board Members. Board Members affiliated with the Adviser were reimbursed for out-of-pocket expenses relating to attendance at such meetings.
(2)	Member of Audit Committee. Mr. Gaguine is not standing for reelection.
(3)	Information for fiscal year ended August 31, 2005.

The Fund does not provide any pension or retirement benefits to Board Members or officers.

Equity Securities Owned by Board Members

The following table shows the amount of equity securities owned by the Board Members and Nominees in the Fund and other portfolios associated with Citigroup supervised by the Board Members as of December 31, 2004.

Name of Board Member or Nominee	Dollar Range of Equity Securities in Salomon Brothers Opportunity Fund Inc	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Board Member or Nominee in Fund Complex
Interested Board Member/ Nominee:
Irving Brilliant	over $100,000	over $100,000

Non-interested Director/ Nominee:
B. Alexander Gaguine(1)	over $100,000	over $100,000

Barry Handel, CPA	None	None

Rosalind A. Kochman	over $100,000	over $100,000

William Morris, Jr., CPA	None	None

Irving Sonnenschein	over $100,000	over $100,000

(1)	Mr. Gaugine is not standing for reelection.

None of the Independent Board Members or Nominees to become Independent Board Members nor their family members had any interest in the Adviser, CGMI, SBFM or any person directly or indirectly controlling, controlled by or under common control with the Adviser, CGMI or SBFM as of December 31, 2004.

Officers of the Funds

The officers of the Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below.

Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board. The address of each officer is Citigroup Asset Management, 399 Park Avenue, New York, New York 10022.

Each officer is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of that individual’s position with Citigroup or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Andrew Shoup Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (2001-2003); Director of Global Funds Administration of CAM (2000-2001); Head of U.S. Citibank Funds Administration of CAM (1998-2000)	N/A	N/A

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
R. Jay Gerken, CFA Birth Year: 1951	Executive Vice President	Since 2002	Managing Director of CGMI; Chairman, President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (1996-2001), Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001); Chairman of the Board, Trustee and Director of 185 funds in the Citigroup fund complex	N/A	N/A

Patrick Hughes Birth Year: 1964	Vice President	Since 2005	Vice President of SBAM.	N/A	N/A

George J. Williamson Birth Year: 1933	Vice President and Investment Officer President	Since 2002 2000-2002	Director of SBAM; officer of certain mutual funds associated with Citigroup	N/A	N/A

Frances M. Guggino Birth Year: 1957	Treasurer and Chief Financial Officer	Since 2002	Director, CAM; Treasurer and/or Controller of certain funds associated with Citigroup (since 1991)	N/A	N/A

Wendy S. Setnicka Birth Year: 1964	Controller	Since 2004	Vice President, CAM (since 2002); Assistant Vice President, CAM (1998-2002)	N/A	N/A

Name, Address and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Board Memberships Held During Past Five Years
Andrew Beagley Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Managing Director, CGMI (since 2005); Director, CGMI (2000-2005); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, of CAM (1999-2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (1997-1999)	N/A	N/A

Robert I. Frenkel Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM (since 2000); Officer of Citigroup or its predecessors (since 1994); Secretary of CFM; Secretary of certain mutual funds associated with Citigroup; Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	Each officer is elected and appointed by the Board Members and holds office until he or she resigns, is removed or is otherwise disqualified to serve.

Indemnification of Board Members and Officers

The governing documents of the Fund provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. Indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, or with respect to which an improper personal benefit was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful.

Standing Committees of the Board

The business affairs of the Fund are managed by or under the direction of the Board.

The Board has a standing Audit Committee comprised of all of the Board Members who are not “interested persons” of the Fund, within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves and recommends to the Independent Board Members of the Fund for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by its independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee of the Fund met four times during the most recently completed fiscal year.

The Board has a standing Nominating Committee. All Board Members who are not “interested persons” of the Fund, within the meaning of the 1940 Act, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Directors. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee of the Fund met one time during the most recent fiscal year. A copy of the Nominating Committee charter for the Fund is included in Appendix L.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund, as applicable.

Attendance of Board Members at Annual Meeting

The Fund does not have a formal policy with regard to attendance of Board Members at annual meetings. The Board did not hold an annual meeting last year.

Communications with the Board and Board Members

Shareholders of the Fund can send communications to the Board and to individual Board Members in accordance with the following process: the Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Citigroup Asset Management

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

Salomon Brothers Opportunity Fund Inc

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Legal Proceedings Relating to Citigroup Affiliates and Certain of the Nominees

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including SBFM and SBAM (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Directors or Trustees of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Defendant Funds, CAM believes the Defendant Funds have significant defenses to such allegations, which the Defendant Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

By Letter of Acceptance, Waiver and Consent dated March 18, 2005, CGMI accepted and consented, without admitting or denying the allegations or findings, to the entry of findings by the NASD arising from CGMI’s sales of Class B and Class C shares of mutual funds in approximately 18,000 customer households and approximately 90,000 transactions between January 1, 2002 and June 30, 2003. CGMI, through its registered representatives, known as financial consultants (“FCs”), either did not adequately disclose at the point of sale, or did not adequately consider in connection with its recommendations to customers to purchase Class B and Class C shares, the differences in share classes and that an equal investment in Class A shares would generally have been more advantageous for the customers.

In particular, the FCs did not consider that large investments in Class A shares of mutual funds entitle customers to breakpoint discounts on sales charges, generally beginning at the $50,000 investment level, which are not available for investments in Class B shares. In fact, customers may be entitled to breakpoints based upon a single mutual fund purchase, multiple purchases in the same “family of funds,” and/or mutual fund investments held, at the time of the new purchase, by members of the customer’s “household,” as that term is defined in the prospectus of the fund in which the shares are being purchased. Class B shares are also subject to contingent deferred sales charges (“CDSCs”) for a period of time, generally six years, as well as higher ongoing Rule 12b-1 fees for as long as the Class B shares are held. The CDSCs and/or the higher ongoing Rule 12b-1 fees significantly impact the return on customers’ mutual fund investments.

In addition, CGMI’s supervisory and compliance policies and procedures were not reasonably designed to ensure that FCs consistently provided adequate disclosure of, or consideration to, the benefits of the various share classes as they applied to individual customers. As a result of the foregoing, CGMI violated NASD Conduct Rules 2110, 2310, and 3010.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Smith Barney Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Smith Barney Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Smith Barney Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the Smith Barney Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Smith Barney Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Smith Barney Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Smith Barney Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Smith Barney Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Smith Barney Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Smith Barney Fund Board, CAM will retain at its own expense an independent consulting expert to advise and assist the Board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The foregoing speaks only as of the date of this Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Shareholder Approval

Proposal 2, the election of Director Nominees, whose term of office will commence as of the date of their election, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

The Board of the Fund recommends that the shareholders of the Fund vote FOR the election of each of the Director Nominees to the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, have selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund’s current fiscal year. KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Fund’s audit committee that it is an independent registered public accounting firm with respect to the Fund.

PricewaterhouseCoopers LLP (“PwC”) served as the Fund’s independent registered public accounting firm for the two most recent fiscal years.

PwC resigned as the independent registered public accounting firm for the Fund effective as of July 11, 2005. A majority of the Fund’s Board Members, including a majority of the Independent Board Members, approved the appointment of KPMG for the fiscal years ended August 31, 2005 and August 31, 2006, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PwC on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of KPMG or PwC will be present at the Meeting.

Appendix M sets forth for the Fund, for the Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix M is presented under the following captions:

(i) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(iii) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv) All Other Fees—fees for products and services provided to the Fund by PwC other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that it believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

For the Fund’s two most recent fiscal years, there were no services rendered by PwC to the Fund for which the pre-approval requirement was waived.

Non-audit fees for services rendered to the Fund and the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund were $3.5 million and $6.4 million, respectively, in 2003 and 2004. For the period May 6, 2003, through December 31, 2004, PwC billed the Adviser or any Covered Service Provider $1.39 million, for non-audit services.

The Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to the Adviser and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining PwC’s independence. All services provided by PwC to the Fund, the Adviser or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of the Record Date, the persons listed in Appendix G owned of record the amounts indicated of the shares of the Fund indicated in Appendix G.

Security Ownership of Management

As of August 22, 2005, Board Members and officers of the Fund owned, in the aggregate, approximately 40% of the Fund’s outstanding shares.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be (or must have been) received at the offices of the Fund, 125 Broad Street,

10th Floor, New York, New York 10004, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Fund and will be split equally between Citigroup and Legg Mason. These costs will be borne by Citigroup and Legg Mason whether or not the proposals are successful. Solicitation may be made by letter or telephone by officers or employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Citigroup and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. In addition, CAM, on behalf of the Fund, has retained Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Georgeson Shareholder Communications Inc. will be paid approximately $5,200 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be shared equally between Citigroup and Legg Mason. Georgeson Shareholder Communications Inc. may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of the Fund is August 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning 10 days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. In this case, the Meeting may be adjourned to a date not more than 120 days after the original record date.

Please vote promptly by completing, signing and dating the enclosed white proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I Frenkel

Secretary

September     , 2005

Appendix A

Comparison of Terms of Management Agreements

This Appendix A contains a chart comparing the principal terms of the Current Management Agreement with the corresponding terms of the proposed New Management Agreement for the Fund.

You should note that the chart contains only a description of the principal provisions of the Current Management Agreement and may not include all of the terms of that Agreement, or the exact wording of those provisions described. The amount of compensation and date of effectiveness and term of the Current Management Agreement have been omitted. You can find the date of the Current Management Agreement and the compensation payable under the Agreement in Appendix C.

For the purposes of the description of the provisions of the Current Management Agreement, you should note than many of the terms used in the Current Management Agreement may have been changed for the sake of consistency. For example, references to “Manager” or “Investment Adviser” have been disregarded in favor of the consistent use of the term “Adviser,” references to “Directors” have been disregarded in favor of the consistent use of the term “Board,” and references to “Articles of Incorporation” and “Charter” have been disregarded in favor of “governing documents.” In addition, grammatical differences, such as the use of singular versus plural, have been disregarded.

Note that capitalized terms used but not defined in the descriptions of the New Management Agreement have the meanings ascribed to them in the Form of New Management Agreement appearing in Appendix B.

The complete text of the form of New Management Agreement is included in Appendix B and you should refer to that Appendix for the complete terms of the Agreement.

Current Management Agreement	New Management Agreement

Investment Management Services. The Fund employs Salomon Brothers Asset Management Inc (the “Adviser”) to manage the investing and reinvesting of its assets in securities of the type, in the manner and in accordance with the investment objective and restrictions specified in the Fund’s governing documents and Registration Statement, and to provide to the Fund the management and other services specified elsewhere in the Current Management Agreement.

As manager of the Fund’s assets, the Adviser will make purchases and sales of securities for the Fund’s account in accordance with the Adviser’s best judgment and within the investment objective and restrictions set forth in the Fund’s governing documents, Registration Statement, the Investment Company Act of 1940, as amended (the “1940 Act”), the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and policy decisions adopted by the Fund’s Board from time to time. The Adviser will advise the Fund’s officers and Board, at times that the Fund’s Board may specify, of purchases and sales made for the Fund’s account and will, when requested by the Fund’s officers or Board, supply the reasons for making those purchases and sales.

Investment Management Services. Subject to the supervision of the Fund’s Board, the Adviser is responsible for providing the Fund with investment research, advice, management and supervision and for furnishing a continuous investment program for the Fund’s portfolio of securities and other investments.

The Adviser will determine what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any other specific policies adopted by the Board and disclosed to the Adviser. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided under the New Management Agreement may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies.

The Adviser is also responsible for providing advice and recommendations with respect to other aspects of the business and affairs of the Fund, for exercising voting rights, rights to consent to corporate action and any other

Current Management Agreement	New Management Agreement

rights pertaining to a Fund’s portfolio securities, subject to such direction as the Board may provide, and for performing such other functions of investment management and supervision as may be directed by the Board.

The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

Brokerage Transactions. The Current Management Agreement is silent with respect to the Adviser’s ability to select brokers to execute portfolio transactions for the Fund.	Brokerage Transactions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange act of 1934, as amended) to the Funds and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions.

Transactions with Affiliates. The Current Management Agreement is silent with respect to the treatment of transactions with affiliates.	Transactions with Affiliates. The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) under that Act, and the Fund consents to the retention of compensation by such person or entity for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). However, the Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of

Current Management Agreement	New Management Agreement
the Governing Documents and the Fund’s Prospectus and Statement of Additional Information relative to the Adviser and its directors and officers.

Use of Sub-Advisers or Sub-Administrators. The Current Management Agreement is silent with respect to the Adviser’s ability to delegate responsibilities to a sub-adviser or sub-administrator.	Use of Sub-Advisers or Sub-Administrators. Subject to the Board’s approval, the Adviser or the Fund may engage one or more investment sub-advisers or sub-administrators, so long as (i) the Adviser supervises the activities of each sub-adviser or sub-administrator, (ii) the contracts entered into by the Adviser with any such sub-adviser or sub-administrator impose on them all of the conditions to which the Adviser is subject under the New Management Agreement, and (iii) such contracts are entered into in accordance with and meet all requirements of the 1940 Act and rules thereunder.

Fund Administrative Services. The Adviser will, at its expense: provide the Fund with office space, office facilities and personnel reasonably necessary for the Fund’s operations; employ or associate with itself those persons that it believes appropriate to assist it in performing its obligations under the Current Management Agreement; and provide the Fund with persons satisfactory to the Fund’s Board to serve as officers and employees of the Fund, including a president, one or more vice presidents, a secretary and a treasurer.

Fund Administrative Services. Subject to the discretion and control of the Fund’s Board, the Adviser is responsible for performing such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Adviser is also responsible for overseeing the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Adviser is required to surrender promptly to the Fund any of such records upon the Fund’s request.

The Adviser does not assume any duties with respect to, and will not be responsible for, the distribution of the shares of the Fund or functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent of the Fund.

Expenses. The Adviser will, at its own expense, provide the Fund with the services described above under “Fund Administration Services.”

Except as provided in the Current Management Agreement, the Fund will be responsible for all of its expenses and liabilities, including: the compensation of its directors who are

Expenses. The Adviser, at its own expense, is responsible for supplying the Board and officers of the Fund with all information and reports reasonably required by them and reasonably available to the Adviser. The Adviser, at its own expense, is also required to furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Board.

Current Management Agreement	New Management Agreement
not affiliated with the Adviser or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Fund’s independent auditors and legal counsel; membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculations of the net asset value of shares of the Fund), transfer agent, registrar, redemption agent and dividend disbursing agent of the Fund; expenses of issuing, selling, distributing, redeeming and registering and qualifying for sale shares of the Fund’s capital stock; expenses of preparing, printing and mailing or otherwise delivering stock certificates, prospectuses, shareholders’ reports, notices, proxy statements and reports to regulatory agencies; costs of office supplies; travel expenses of all officers, directors and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; and extraordinary expenses.

Except for the expenses described above, the Adviser will not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents; registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board Members and officers.

No member of the Board, officer or employee of the Fund is to receive from the Fund any salary or other compensation for service as a member of the Board, officer or employee of the Fund while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser, except as the Board may decide. This restriction does not apply to Board Members, executive committee members, consultants and other persons who are not regular members of the Adviser’s or any affiliated company’s staff.

Fees. In consideration of the services to be rendered by the Adviser under the Current Management Agreement, the Fund will pay the Adviser a monthly fee on the first business day of each month at an annual rate set forth in the Fund’s Current Management Agreement,[1] which fee is based on the average	Fees. For the services performed and the facilities furnished and expenses assumed by the Adviser, the Fund shall pay the Adviser a fee, computed [daily or weekly] at an annual rate set forth in the Fund’s New Management Agreement,[2] except that if the Fund invests all or

[1]	The contractual fee for the Fund is listed on Appendix C.
[2]	The Fund’s management fee under the New Management Agreement will be identical to the fee under the Current Management Agreement.

Current Management Agreement	New Management Agreement
daily closing value of the Fund’s net assets during the next preceding month. If the Current Management Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month, or from the beginning of the month to the date of termination, as the case may be, will be prorated according to the proportion which that period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fee, the value of the Fund’s net assets will be computed in the manner specified in its governing documents for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of shares of the Fund’s capital stock.	substantially all of its assets in another registered investment company for which the Adviser or an affiliate of the Adviser serves as investment adviser, the annual fee referenced above shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. If the New Management Agreement is terminated as of any date not the last day of a month, the management fee is to be accordingly adjusted and prorated.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser will give the Fund the benefit of the Adviser’s best judgment and efforts in rendering services under the Current Management Agreement. As an inducement to the Adviser’s undertaking to render these services, the Fund agrees that the Adviser will not be liable under the Current Management Agreement for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in the Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties thereunder.

Limitation of Liability of the Adviser; Indemnification and Advancement of Expenses. The Adviser (and any affiliates of the Adviser performing services for the Fund contemplated by the New Management Agreement and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates) assumes no responsibility under the New Management Agreement other than to render the services described in the agreement, in good faith, and will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties.

The New Management Agreement is silent with respect to the Fund’s indemnification of or advancement of expenses to the Adviser.

Activities of Adviser. Except to the extent necessary to perform the Adviser’s obligations under the Current Management Agreement, nothing in the Agreement will be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, including any employee who may also be a director, officer or employee of the Fund, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.	Activities of Adviser. The Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities. The Current Management Agreement is silent with respect to the Adviser’s methods of allocating of investment opportunities.	Allocation of Investment Opportunities. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser, in accordance with applicable laws and regulations and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Current Management Agreement	New Management Agreement

Duration, Termination and Amendments of this Agreement. The Current Management Agreement will remain in effect for twelve months from the date of the Agreement and thereafter will continue automatically for successive annual periods, provided that the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund’s directors who are not parties to the Agreement or interested persons of any party to the Agreement.

The Current Management Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund’s outstanding voting securities or by a vote of a majority of the Fund’s entire Board on 30 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Fund.

The Current Management Agreement will terminate automatically in the event of its assignment.

Duration, Termination and Amendments of this Agreement. The New Management Agreement will continue in effect for two years from when it takes effect. Thereafter, if not terminated, the New Management Agreement will continue in effect, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any part to this Agreement.

The New Management Agreement may be terminated at any time, without the payment of any penalty, by the Board Members or by the vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser on not less than 90 days’ written notice to the Fund. The New Management Agreement may also be terminated upon the mutual written consent of the Adviser and the Fund. The New Management Agreement automatically terminates in the event of its assignment by the Adviser and is not assignable by the Fund without the consent of the Adviser.

No material amendment of the New Management Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

Claims Against the Fund. The Current Management Agreement is silent with respect to the treatment of potential claims by the Adviser against the Fund.	Claims Against the Fund. The Adviser agrees that it will look only to the assets of the Fund for satisfaction of any claim by it in connection with services rendered to the Fund and that it will have no claim against the assets of any other portfolios of the Fund.

Governing Law. The Current Management Agreement is silent with respect to governing law.	Governing Law. The New Management Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of New York.

Appendix B

FORM OF NEW

MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this      day of                     , 2005, by and between [NAME OF CORPORATION], a Maryland corporation (the “Corporation”) and Salomon Brothers Asset Management Inc, a Delaware corporation (the “Manager”).

WHEREAS, the Corporation is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Corporation wishes to retain the Manager to provide investment advisory, management, and administrative services to the Corporation [with respect to the series of the Corporation designated in Schedule A annexed hereto] (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Corporation hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Corporation’s Board of Directors (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Corporation’s Articles of Incorporation and By-Laws (collectively, the “Governing Documents”), the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff (the “1940 Act”) and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

(4) Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment sub-advisers or sub-administrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment sub-advisers or sub-administrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such sub-adviser or sub-administrator and further provided that such contracts impose on any investment sub-adviser or sub-administrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and officers and employees satisfactory to the Board. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under Section 3 above. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes;

governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Corporation or Fund shall receive from the Corporation or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Corporation or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Corporation’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Corporation.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	[NAME OF CORPORATION]

By:	By:

ATTEST:	SALOMON BROTHERS ASSET MANAGEMENT INC

By:	By:

Appendix C

Management Agreement

Dates, Approvals and Fees

Management Agreement

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors[1]	Current Management Fee (%)	New Management Fee (%)
Salomon Brothers Opportunity Fund Inc	11/28/97 through 10/1/03	1/14/98	8/29/05	0.750	0.750

[1]	At a meeting on August 29, 2005, action was taken by the Board of the Fund concerning the continuation of the contract for advisory services with Salomon Brothers Asset Management Inc and the continuation of the distribution agreement with respect to the Fund until August 31, 2006.

C-1

Appendix D

Fees Paid to Adviser and Affiliates

Adviser

The following table indicates amounts paid by the Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year.

Fund	Management Fee (after waivers and reimbursements, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Aggregate Brokerage Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers	Fiscal Year Ended
Salomon Brothers Opportunity Fund Inc	993,224	—	—	—	—	August 31, 2005

D-1

Appendix E

Directors and Principal Officers of Salomon Brothers Asset Management Inc

Name	Position with Salomon Brothers Asset Management Inc
Peter J. Wilby	Director
Michael F. Rosenbaum	General Counsel—Citigroup Asset Management
Jeffrey S. Scott	Chief Compliance Officer
Evan L. Merberg	Director
Michael Even	Director
George Shively	Secretary
Scott Friedenrich	Treasurer
Terrence Murphy	Chief Financial Officer

E-1

Appendix F

Other Funds Advised by Salomon Brothers Asset Management Inc

The following table lists certain information regarding funds for which the Adviser provides investment advisory services, with similar investment objectives to the Fund. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Net Assets Under Management ($)	Management Fee (as a percentage of average daily net assets) (%)		Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers Mid Cap Fund	22,703,727	0.750		62,901
Salomon Brothers Capital Fund Inc	1,603,078,571	First $100 million	1.000	8,952,896
		Next$100 million	0.750
		Next $200 million	0.625
		Over $400 million	0.500
Salomon Brothers Investors Value Fund Inc[1]	1,913,343,038	First $350 million	0.650	9,383,345
		Next $150 million	0.550
		Next $250 million	0.525
		Next $250 million	0.500
		Over $1.00 billion	0.450
Salomon Brothers All Cap Value Fund	12,803,008	First $1.50 billion	0.750	—
		Next $0.50 billion	0.700
		Next $0.50 billion	0.650
		Next $1.00 billion	0.600
		Over $3.50 billion	0.500
Salomon Brothers Balanced Fund	121,907,081	0.550		502,706
Salomon Brothers Large Cap Growth Fund	6,895,645	First $1.00 billion	0.750	—
		Next $1.00 billion	0.725
		Next $3.00 billion	0.700
		Next $5.00 billion	0.675
		Over $10.00 billion	0.650
Salomon Brothers Small Cap Growth Fund	482,250,814	0.700		2,624,602
Salomon Brothers Variable All Cap Fund	347,160,691	First $1.50 billion	0.750	2,570,048
		Next $500 million	0.700
		Next $500 million	0.650
		Next $1.00 billion	0.600
		Over $3.50 billion	0.500
Salomon Brothers Variable Investors Fund	364,909,856	First $350 million	0.650	2,234,173
		Next $150 million	0.550
		Next $250 million	0.525
		Next $250 million	0.500
		Over $1.00 billion	0.450
Salomon Brothers Variable Large Cap Growth Fund	16,056,932	First $1.00 billion	0.750	14,673
		Next $1.00 billion	0.725
		Next $3.00 billion	0.700
		Next $5.00 billion	0.675
		Over $10.00 billion	0.650

F-1

Fund	Net Assets Under Management ($)	Management Fee (as a percentage of average daily net assets) (%)		Management Fee (after waivers and reimbursements, if any) ($)
Salomon Brothers Variable Small Cap Growth Fund	66,350,063	0.750		389,537
Salomon Brothers Variable Total Return Fund	91,628,188	First $1.00 billion	0.750	712,548
		Next $1.00 billion	0.725
		Next $3.00 billion	0.700
		Next $5.00 billion	0.675
		Over $10.00 billion	0.650
Salomon Brothers Institutional Emerging Markets Debt Fund	72,787,929	0.700		261,328
The Salomon Brothers Fund Inc[1]	1,504,803,805	First $350 million	0.650	7,537,325
		Next $150 million	0.550
		Next $250 million	0.525
		Next $250 million	0.500
		Over $1.00 billion	0.450

[1]	The base fee for Salomon Brothers Investors Value Fund Inc (“Investors Fund”) and The Salomon Brothers Fund Inc (“SBF”) may be increased or decreased based on the performance of the applicable Fund relative to the investment record of the Standard and Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”). At the end of each calendar quarter, for each percentage point by which the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the base fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the applicable Fund for the one year period preceding the end of the calendar quarter. If the amount by which Investors Fund or SBF outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the applicable Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the applicable Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid on September 30, 1995 for Investors Fund and on June 30, 1995 for SBF for the one-year periods ended on such dates after which any performance adjustment has been calculated quarterly based on a rolling one-year period.

F-2

Appendix G

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of the Salomon Brothers Opportunity Fund (the “Fund”) shall be composed solely of Directors who are not “interested persons” of the Fund (“Independent Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

G-1

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: May 13, 2004

G-2

Appendix H

Audit, Audit Related, Tax and Non-Audit Fees

		Audit Fees		Audit Related Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)
Salomon Brothers Opportunity Fund Inc	8/31/05	32,000	46,000	—	—

		Tax Fees		Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)
Salomon Brothers Opportunity Fund Inc	8/31/05	3,800	3,650	—	—

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Appendix I

5% Share Ownership

As of August 22, 2005, the following persons owned of record the amounts indicated of the shares of the Fund indicated:

Fund	Percent	Name	Address
Salomon Brothers Opportunity Fund Inc	12.9984%	Benito & Frances C. & John B. & Bruce Alexander Gaguine TTEE Benito Gaguine Management Trust DTD	10117 Silver Juneau, AK 99801-8745
	8.2876%	Marvin Kochman	35 Prospect Park West Apt. 15B Brooklyn, NY 11215

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PROXY	SALOMON BROTHERS OPPORTUNITY FUND INC SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 21, 2005	PROXY

The undersigned, revoking any prior proxies, hereby appoints R. Jay Gerken, Andrew B. Shoup, Robert I. Frenkel and Thomas C. Mandia, and each of them with full power of substitution, as proxies to vote for the undersigned at the Special Meeting of Shareholders of Salomon Brothers Opportunity Fund Inc to be held at American Conference Centers, 780 Third Avenue, New York, New York, 10017, at 4 p.m. (New York time) on October 21, 2005, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS. THE FUND’S BOARD OF DIRECTORS HAS RECOMMENDED THAT SHAREHOLDERS VOTE FOR ALL OF THE PROPOSALS. When properly executed, this proxy card will be voted in the manner directed herein by the undersigned. If no direction is given with respect to one or more proposals, this proxy card will be voted “FOR “ Item 1 and “FOR” the nominees in Item 2, and will be voted in accordance with the proxies’ best judgment as to any other matters that may properly come before the Special Meeting or any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-290-1380

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date SAL_15556

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PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

☐ To vote FOR all Proposals for the Funds mark this box. No other vote is necessary.

1.	To approve a new Management Agreement.

FOR	AGAINST	ABSTAIN

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2.	To elect Board I Members:

01. Irving Brilliant	02. Barry Handel	03. Rosalind A. Kochman	04. William Morris, Jr.
05. Irving Sonnenschein

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

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PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SAL_15556